Exhibit 99.4

COMBINED FINANCIAL STATEMENTS
(Unaudited)

TWC Cable Systems to be Sold or Exchanged in the
Divestiture Transactions with Charter Communications, Inc.
(A Carve-Out of Time Warner Cable Inc.)
For the Six Months Ended June 30, 2014 and 2013

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

INDEX TO COMBINED FINANCIAL STATEMENTS
(Unaudited)

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

COMBINED BALANCE SHEET
(Unaudited)

	June 30,	December 31,
	2014	2013

	(in millions)
ASSETS
Current assets:
Cash and equivalents	$29	$36
Receivables, less allowances of $38 million and $18 million
as of June 30, 2014 and December 31, 2013, respectively	231	239
Deferred income tax assets	127	141
Other current assets	27	20
Total current assets	414	436
Property, plant and equipment, net	2,895	2,941
Intangible assets subject to amortization, net	312	351
Intangible assets not subject to amortization	7,271	7,271
Goodwill	1,178	1,178
Other assets	12	13
Total assets	$12,082	$12,190

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$51	$48
Deferred revenue and subscriber-related liabilities	20	19
Accrued programming and content expense	226	210
Other current liabilities	213	218
Total current liabilities	510	495
Deferred income tax liabilities, net	3,085	3,047
Other liabilities	41	44
Commitments and contingencies (Note 4)
TWC investment in the Sale/Exchange Cable Systems	8,446	8,604
Total liabilities and equity	$12,082	$12,190

See accompanying notes.

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

COMBINED STATEMENT OF OPERATIONS
(Unaudited)

	Six Months Ended
	June 30,
	2014	2013
	(in millions)
Revenue	$2,746	$2,768
Costs and expenses:
Programming and content	632	621
Sales and marketing	262	241
Technical operations	175	178
Customer care	103	99
Other operating	331	351
Depreciation	309	373
Amortization	42	42
Merger-related and restructuring costs	2	13
Corporate charges from TWC and affiliates	220	219
Shared asset usage charges from TWC and affiliates	63	52
Total costs and expenses	2,139	2,189
Operating income	607	579
Income tax provision	(227)	(221)
Net income	380	358
Less: Net income attributable to noncontrolling interest	-	-
Net income attributable to the Sale/Exchange Cable Systems	$380	$358

See accompanying notes.

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

COMBINED STATEMENT OF CASH FLOWS
(Unaudited)

	Six Months Ended
	June 30,
	2014	2013

	(in millions)
OPERATING ACTIVITIES
Net income	$380	$358
Adjustments for noncash and nonoperating items:
Depreciation	309	373
Amortization	42	42
Deferred income taxes	51	51
Equity-based compensation expense	1	1
Changes in operating assets and liabilities:
Receivables	7	(5)
Accounts payable and other liabilities	18	(34)
Other changes	(12)	(3)
Cash provided by operating activities	796	783

INVESTING ACTIVITIES
Capital expenditures	(267)	(286)
Other investing activities	3	(1)
Cash used by investing activities	(264)	(287)

FINANCING ACTIVITIES
Net distributions to TWC	(539)	(507)
Other financing activities	-	1
Cash used by financing activities	(539)	(506)

Decrease in cash and equivalents	(7)	(10)
Cash and equivalents at beginning of period	36	49
Cash and equivalents at end of period	$29	$39

See accompanying notes.

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

COMBINED STATEMENT OF EQUITY
(Unaudited)

TWC
Investment
(in millions)
Balance as of December 31, 2012	$8,941
Net distributions to TWC	(506)
Net income	358
Balance as of June 30, 2013	$8,793

Balance as of December 31, 2013	$8,604
Net distributions to TWC	(538)
Net income	380
Balance as of June 30, 2014	$8,446

See accompanying notes.

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

NOTES TO COMBINED FINANCIAL STATEMENTS
(Unaudited)

1.	DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Description of Business

Time Warner Cable Inc. (together with its subsidiaries, “TWC”) is among the largest providers of video, high-speed data and voice services in the U.S., with technologically advanced, well-clustered cable systems located mainly in five geographic areas - New York State, the Carolinas, the Midwest, Southern California and Texas.

On February 12, 2014, TWC entered into an Agreement and Plan of Merger with Comcast Corporation (“Comcast”) whereby TWC agreed to merge with and into a 100% owned subsidiary of Comcast (the “Comcast merger”). Upon completion of the Comcast merger, all of the outstanding shares of TWC will be cancelled and each issued and outstanding share will be converted into the right to receive 2.875 shares of Class A common stock of Comcast. TWC and Comcast expect to complete the merger in early 2015, subject to receipt of regulatory approvals, as well as satisfaction of certain other closing conditions.

On April 25, 2014, Comcast entered into a binding agreement with Charter Communications, Inc. (“Charter”), which contemplates three transactions (the “divestiture transactions”): (1) a contribution, spin-off and merger transaction, (2) an asset exchange and (3) a sale of assets. The completion of the divestiture transactions will result in Comcast divesting a net total of approximately 3.9 million video subscribers, a portion of which are currently TWC subscribers (primarily in the Midwest). The divestiture transactions are expected to occur contemporaneously with one another and are conditioned upon and will occur following the closing of the Comcast merger. They are also subject to a number of other conditions. The Comcast merger is not conditioned upon the closing of the divestiture transactions and, accordingly, the Comcast merger can be completed regardless of whether the divestiture transactions are ultimately completed.

In connection with the divestiture transactions, cable systems (primarily in the Midwest) owned and operated by TWC prior to the Comcast merger are expected to be divested by Comcast (collectively, the “Sale/Exchange Cable Systems”). As of June 30, 2014, the Sale/Exchange Cable Systems served approximately 3.0 million video subscribers primarily in Ohio, Kentucky, Wisconsin and Indiana. These financial statements represent the combined financial position, results of operations and cash flows of the Sale/Exchange Cable Systems.

Basis of Presentation

The combined financial statements of the Sale/Exchange Cable Systems are presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The Sale/Exchange Cable Systems are an integrated business of TWC and are not a stand-alone entity. The financial information included herein was derived from the consolidated financial statements and accounting records of TWC and may not necessarily reflect the combined financial position, results of operations and cash flows of the Sale/Exchange Cable Systems in the future or what they would have been had the Sale/Exchange Cable Systems operated as a separate, stand-alone entity during the periods presented. The combined financial statements of the Sale/Exchange Cable Systems include all of the assets, liabilities, revenue, expenses and cash flows of the Sale/Exchange Cable Systems, as well as expense allocations deemed reasonable by management, to present the combined financial position, results of operations and cash flows of the Sale/Exchange Cable Systems on a stand-alone basis. The combined financial statements only include assets and liabilities that are specifically attributable to the Sale/Exchange Cable Systems. Management believes expense allocations are reasonable; however, they may not be indicative of the actual level of expense that would have been incurred by the Sale/Exchange Cable Systems if such systems had operated as a separate, stand-alone entity or of the costs expected to be incurred in the future. Refer to Note 3 for further information related to expense allocation methodologies.

All intercompany accounts and transactions within the Sale/Exchange Cable Systems have been eliminated. All intercompany transactions between the Sale/Exchange Cable Systems and TWC have been included in these combined financial statements and are considered to be effectively settled for cash in the combined financial statements at the time the transaction is recorded. The net effect of the settlement of these intercompany transactions is reflected in “TWC investment in the Sale/Exchange Cable Systems” in the combined balance sheet and in “net distributions to TWC” in the financing activities section of the combined statement of cash flows.

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

NOTES TO COMBINED FINANCIAL STATEMENTS - (Continued)
(Unaudited)

Use of Estimates

The preparation of the combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and footnotes thereto. Actual results could differ from those estimates. Significant estimates inherent in the preparation of the combined financial statements include accounting for allowances for doubtful accounts, depreciation and amortization, business combinations, income taxes, loss contingencies, certain programming arrangements and allocation of charges for corporate shared support functions and shared asset usage. Certain allocation methodologies used to prepare the combined financial statements are based on estimates and have been described in the notes, where appropriate.

Interim Financial Statements

The combined financial statements are unaudited; however, in the opinion of management, they contain all the adjustments (consisting of those of a normal recurring nature) considered necessary to present fairly the financial position, results of operations and cash flows for the periods presented in conformity with GAAP applicable to interim periods. The combined financial statements should be read in conjunction with the audited combined financial statements of the Sale/Exchange Cable Systems for the year ended December 31, 2013.

2.	PENSION COSTS

Certain of the Sale/Exchange Cable Systems’ employees participate in two qualified defined benefit pension plans (collectively, the “Shared Plans”), which include the Time Warner Cable Pension Plan and the Time Warner Cable Union Pension Plan. The Shared Plans are sponsored by TWC and also include participants of other TWC subsidiaries. In addition, TWC provides a nonqualified defined benefit pension plan for certain Sale/Exchange Cable Systems’ employees. The Sale/Exchange Cable Systems account for the Shared Plans as multiemployer benefit plans. Accordingly, the Sale/Exchange Cable Systems do not record an asset or liability to recognize the funded status of the Shared Plans. The combined statement of operations includes pension expense related to the Shared Plans for costs directly attributable to the Sale/Exchange Cable Systems’ employees. Such costs totaled $5 million and $12 million for the six months ended June 30, 2014 and 2013, respectively. In addition, as discussed further in Note 3, allocations of pension expense related to certain members of TWC’s executive team and others who provide corporate-related services to the Sale/Exchange Cable Systems are recognized in “corporate charges from TWC and affiliates” in the combined statement of operations.

3.	RELATED PARTY TRANSACTIONS

TWC provides certain management and administrative services to the Sale/Exchange Cable Systems (referred to as “shared support functions”) including, but not limited to, accounting and finance, information technology, executive management, legal, human resources, network operations and procurement. The operating costs and expenses associated with these services have been allocated to the Sale/Exchange Cable Systems on the basis of direct usage when identifiable, with the remainder allocated pro rata based on combined revenue, number of subscribers, headcount or other measures of the Sale/Exchange Cable Systems or TWC. The Sale/Exchange Cable Systems recognized allocations for shared support functions of $220 million and $219 million for the six months ended June 30, 2014 and 2013, respectively, which are reflected in “corporate charges from TWC and affiliates” in the combined statement of operations.

TWC shares certain network assets that are operated over a national backbone and shared infrastructure, as well as other administrative sites, with the Sale/Exchange Cable Systems. The Sale/Exchange Cable Systems recognized charges for the use of such assets of $63 million and $52 million for the six months ended June 30, 2014 and 2013, respectively, which are reflected in “shared asset usage charges from TWC and affiliates” in the combined statement of operations.

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

NOTES TO COMBINED FINANCIAL STATEMENTS - (Continued)
(Unaudited)

Additionally, TWC primarily uses a centralized approach to cash management and financing of its operations with all related activity between the Sale/Exchange Cable Systems and TWC reflected in “TWC investment in the Sale/Exchange Cable Systems” in the combined balance sheet. Such transactions include (a) cash deposits from customer payments and other cash receipts that are transferred to TWC on a regular basis, (b) cash infusions from TWC to fund the Sale/Exchange Cable Systems’ operations, capital expenditures or acquisitions and (c) allocation of TWC’s shared support functions.

The Sale/Exchange Cable Systems’ transactions with certain of TWC’s equity-method investees for the six months ended June 30, 2014 and 2013 consisted of the following (in millions):

	Six Months Ended
	June 30,
	2014	2013
Costs and expenses:
Programming and content	$14	$15
Other operating	2	2
Total	$16	$17

4.	COMMITMENTS AND CONTINGENCIES

Legal Proceedings

On August 9, 2010, the plaintiffs in Michelle Downs and Laurie Jarrett, et al. v. Insight Communications Company, L.P. filed a second amended complaint in a purported class action in the U.S. District Court for the Western District of Kentucky alleging that Insight Communications Company, L.P. violated Section 1 of the Sherman Antitrust Act by tying the sales of premium cable television services to the leasing of set-top converter boxes. The plaintiffs are seeking, among other things, unspecified treble monetary damages and an injunction to cease such alleged practices. On July 19, 2013, TWC filed a motion for summary judgment, which argued that Insight Communications Company, L.P. did not coerce the plaintiffs to lease a set-top converter box, a necessary element of the plaintiffs’ claim. On July 29, 2014, the court granted TWC’s summary judgment motion and entered judgment in TWC’s favor and, on August 26, 2014, the plaintiffs filed a motion for reconsideration. TWC intends to defend against this lawsuit vigorously, but is unable to predict the outcome of this lawsuit or reasonably estimate a range of possible loss.

TWC and the Sale/Exchange Cable Systems are subject to other legal proceedings and claims that arise in the ordinary course of business. The final disposition of these claims is not expected to have a material adverse effect on the combined financial condition of the Sale/Exchange Cable Systems, but could possibly be material to its combined results of operations. Further, no assurance can be given that any adverse outcome would not be material to the combined financial position of the Sale/Exchange Cable Systems.

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

NOTES TO COMBINED FINANCIAL STATEMENTS - (Continued)
(Unaudited)

5.	ADDITIONAL FINANCIAL INFORMATION

Other Current Liabilities

Other current liabilities as of June 30, 2014 and December 31, 2013 consisted of the following (in millions):

	June 30,	December 31,
	2014	2013
Accrued compensation and benefits	$46	$45
Accrued sales and other taxes	37	45
Accrued franchise fees	28	29
Accrued insurance	24	22
Other accrued expenses	78	77
Total other current liabilities	$213	$218

Revenue

Revenue for the six months ended June 30, 2014 and 2013 consisted of the following (in millions):

	Six Months Ended
	June 30,
	2014	2013
Residential services	$2,349	$2,411
Business services	291	252
Advertising	95	94
Other	11	11
Total revenue	$2,746	$2,768

Merger-related and Restructuring Costs

Merger-related and restructuring costs for the six months ended June 30, 2014 and 2013 consisted of (in millions):

	Six Months Ended
	June 30,
	2014	2013
Merger-related costs(a)	$-	$7
Restructuring costs(b)	2	6
Total merger-related and restructuring costs	$2	$13
———

(a)	Merger-related costs for the six months ended June 30, 2013 were incurred in connection with the acquisition of Insight Communications Company, Inc., all of which have been paid as of June 30, 2014.

(b)
Restructuring costs primarily related to employee terminations. As of June 30, 2014, accruals for restructuring costs were $5 million, which is classified as a current liability in the combined balance sheet.

TWC CABLE SYSTEMS TO BE SOLD OR EXCHANGED IN THE
DIVESTITURE TRANSACTIONS WITH CHARTER COMMUNICATIONS, INC.
(A Carve-Out of Time Warner Cable Inc.)

NOTES TO COMBINED FINANCIAL STATEMENTS - (Continued)
(Unaudited)

Supplemental Cash Flow Information

Additional financial information with respect to cash payments for the six months ended June 30, 2014 and 2013 is as follows (in millions):

	Six Months Ended
	June 30,
	2014	2013
Cash paid for interest	$-	$-
Cash paid for income taxes(a)	$175	$171
———

(a)	Cash paid for income taxes represents amounts settled with TWC for income taxes.

6.	SUBSEQUENT EVENTS

Subsequent events have been considered through October 29, 2014, the date the combined financial statements were available for issuance, in preparing the combined financial statements and footnotes thereto.